                      EXHIBIT 10.3

                                       BORROWER
[LOGO] NORTHERN                NORTECH SYSTEMS INCORPORATED      COMMERCIAL/
       NATIONAL BANK                                            AGRICULTURAL
       201 3RD STREET                                         REVOLVING OR DRAW
       BEMIDJI, MN 56601-0790           ADDRESS               NOTE-VARIABLE RATE
       TELEPHONE 218-751-1530   4050 NORRIS COURT
       "LENDER"                 BEMIDJI, MN 56601
                                TELEPHONE NO.   IDENTIFICATION NO.
                                218-751-0110

OFFICER   INTEREST  PRINCIPAL AMOUNT/     FUNDING/    MATURITY CUSTOMER  LOAN
INITIALS    RATE       CREDIT LIMIT    AGREEMENT DATE   DATE    NUMBER  NUMBER
--------------------------------------------------------------------------------
 BAS      VARIABLE    $400,000.00        11/25/96     12/01/98          533932
--------------------------------------------------------------------------------
                                PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of FOUR HUNDRED THOUSAND AND NO/100 Dollars ($400,000.00) or, if less, the aggregate unpaid principal amount of all loans or advances made by the Lender to the Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to late payment charges and expenses, then to accrued interest, and then to principal or in any other order as determined by Lender. In Lender's sole discretion, as permitted by law.

INTEREST RATE: This Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days per year. Interest on this Note shall be calculated at a variable rate equal to NO/1000 percent (0.000%) per annum over the Index Rate. The Initial Index Rate is currently EIGHT AND 250/1000 percent (8.250%) per annum. The Initial Interest rate on this Note shall be EIGHT AND 250/1000 percent (8.250%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on: THE DATE THE INDEX RATE CHANGES

INDEX RATE: The Index Rate for this Note shall be: THE NATIONAL PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be FOUR AND NO/1000 percent (4.000%) per annum. The maximum interest rate on this Note shall not exceed NINETEEN AND NO/1000 percent (19.000%) per annum or the maximum interest rate Lender is permitted to charge by law, whichever is less.

POST-MATURITY RATE: / / If checked, this loan is for a binding commitment of at least $100,000.00 and after maturity, due to scheduled maturity or acceleration, past due amounts shall bear interest at the lesser of:________ ___________________________________________________, or the maximum interest rate Lender is permitted to charge by law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:
 23 PAYMENTS OF $7,500.00 BEGINNING JANUARY 1, 1997 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON DECEMBER 1, 1998.

All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL: If checked, / / this Note is a renewal of loan number__________, and is not in payment of that Note.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise any or all of its rights or remedies as a secured party with respect to such property which rights and remedies shall be in addition to all other rights and remedies granted to Lender including, without limitation, Lender's common law right of setoff. /X/ If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be: /X/ No prepayment penalty. / / A prepayment penalty of _______% of the principal prepaid.

LATE PAYMENT CHARGE: If a payment is received more than 10 days late, Borrower will be charged a late payment charge of 5.00% of the unpaid late installment.

REVOLVING OR DRAW FEATURE: / / This Note possesses a revolving feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to borrow up to the full principal amount of the Note and to repay and reborrow from time to time during the term of this Note. /X/ This Note possesses a draw feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to make one or more draws under this Note. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Lender shall maintain a record of the amounts loaned to and repaid by Borrower under this Note. The aggregate unpaid principal amount shown on such record shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The Lender's failure to record the date and amount of any loan or advance shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Lender shall not be obligated to provide Borrower with a copy of the record on a periodic basis. Borrower shall be entitled to inspect or obtain a copy of the record during Lender's business hours.

CONDITIONS FOR ADVANCES: If there is no default under this Note, Borrower shall be entitled to borrow monies or make draws under this Note (subject to the limitations described above) under the following conditions:

--------------------------------------------------------------------------------
BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE
SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE: NOVEMBER 25, 1996

BORROWER: NORTECH SYSTEMS INCORPORATED     BORROWER:

 /s/ Garry M. Anderly
--------------------------------------     -------------------------------------
GARRY M. ANDERLY
VICE PRESIDENT

BORROWER:                                  BORROWER:

--------------------------------------     -------------------------------------

BORROWER:                                  BORROWER:

--------------------------------------     -------------------------------------

BORROWER:                                  BORROWER:

--------------------------------------     -------------------------------------

                         TERMS AND CONDITIONS

1. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor or any other third party: (a) fails to make any payment on this Note or any other indebtedness to Lender when due; (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future written agreement regarding this or any indebtedness of Borrower to Lender; (c) provides or causes any false or misleading signature or representation to be provided to Lender; (d) allows the collateral securing this Note (if any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation; (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property or the Collateral; (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay debts as they become due, or becomes the subject to any bankruptcy, insolvency or debtor rehabilitation proceeding; or (g) causes Lender to deem itself insecure for any reason, or Lender, for any reason, in good faith deems itself insecure.

2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law): (a) to cease making additional advances under this Note; (b) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full; (c) to collect the outstanding obligations of Borrower with or without resorting to judicial process; (d) to take possession of any collateral in any manner permitted by law; (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender; (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process; (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and (h) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, including but not limited to, the right of set-off.

3. DEMAND FEATURE: If this Note contains a demand feature, Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements and other financial information (including, but not limited to, balance sheets and profit and loss statements) upon request.

5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

6. SEVERABILITY AND INTEREST LIMITATION: If any provision of this Note is invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Notwithstanding anything contained in this Note to the contrary, in no event shall interest accrue under this Note, before or after maturity, at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment of, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such interest shall be repaid to the Borrower.

7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion.
Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

8. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW: This Note shall be governed by the laws of the state indicated in Lender's address. Borrower consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding pertaining to the negotiation, execution, performance or enforcement of any term or condition contained in this Note or any related loan document and agrees not to commence or seek to remove such legal proceeding in or to a different court.

10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's attorney's fees, to the extent permitted by applicable law, and collection costs.

11. RETURNED CHECK: If a check for payment is returned to Lender for any reason, Lender will charge an additional fee of $15.00.

12. MISCELLANEOUS: This Note is being executed for commercial/agricultural purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. If
Lender obtains a judgment for any amount due under this Note, interest will accrue on the judgment at the judgment rate of interest permitted by law. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

13. JURY TRIAL WAIVER: BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN
ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL
SECURING THIS NOTE.

14. ADDITIONAL TERMS:

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            PRINCIPAL ADVANCES AND PAYMENTS                           INTEREST PAYMENTS          RATE CHANGE
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MADE          AMOUNT OF   AMOUNT OF  PRINCIPAL  UNDISBURSED   RECEIVED        INTEREST  DATE
 BY     DATE   ADVANCE     PAYMENT    BALANCE   COMMITMENTS      BY     DATE    PAID   PAID TO   DATE   RATE
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

                            DISCRETIONARY COMMITMENT LETTER
NORTECH SYSTEMS INCORPORATED    (Commercial Credit)          NOVEMBER 25, 1996
4050 NORRIS COURT
BEMIDJI, MI  56601
Dear GARRY ANDERLY
NORTHERN NATIONAL BANK is pleased to grant you a discretionary line of credit on the following terms and conditions:
  1. AMOUNT OF CREDIT. We may make loans to you from time to time during the period from the date of this letter to and including DECEMBER 1, 1998, in an aggregate amount not to exceed at any time outstanding $ 400,000.00. Each loan will be in the sole discretion of our officers, and nothing herein should be interpreted as being a promise to make any one or more loans. If this [ ] is checked, we anticipate that you will be allowed to prepay and reborrow so long as no borrowing causes that dollar limit to be exceeded.
  2. THE NOTE. Your obligation to repay all loans made by us under this letter will be evidenced as follows (check one):
[X] By your single promissory note in the above amount, dated the same date as this letter (the "Note"). [ ] By a separate note for each loan, in each case in the amount and dated as the date of the loan (all references in this letter to the "Note" are to be understood as applying to any notes issued pursuant hereto).
  3. INTEREST; MATURITY DATE. The Note shall bear interest (computed on the basis of actual days elapsed and a 360 day year) on the principal balance outstanding from time to time, from the date of the initial advance until the
Note is paid in full at the following rate:
[ ] an annual rate of              %;
[X] an annual rate equal to 0.00% over the Base Rate (the term "Base Rate" means the rate of interest established from time to time by THE NORTHERN NATIONAL BANK as its "base" or "prime" rate);
[ ]an annual rate equal to      % in excess of the Discount Rate (the term
"Discount Rate" means the discount rate on 90-day commercial paper in effect from time to time at the Federal Reserve Bank of Minneapolis) (including, if permitted by P.L. 96-221, section 511, any surcharge thereon);
[ ]other:

If the Note evidences a variable rate loan, the following provisions shall also apply:
  a. If the $100,000 exemption to the usury law does not apply and the borrower is not a corporation, the annual rate of interest on the the Note shall
     never exceed [ ]      %   [ ] a rate that is      % in excess of the
     Discount Rate.
  b. The Note shall bear the same rate of interest after it becomes due as was in effect on its due date unless the $100,000 exemption from the usury law applies.
  c. The rate of interest shall initially be determined as of the date hereof and shall thereafter be adjusted: [X] daily on the same day the Index
     Rate changes; [ ] daily on the day following the day the Index Rate changes; [ ] monthly, the rate for any given month depending on the
     Index Rate for the last day of the immediately preceding month; [ ]
     monthly, on the    day of each calendar month with the rate being
     determined based on the Index Rate in effect on the day of change; or, [ ] as follows:




     The term "Index Rate" means the Base Rate, the Discount Rate or the rate described in the "other" paragraph, as applicable.
  The amount of interest earned each    will be payable [ ] at maturity,
[X] on or before the        day of the next          , and on demand.  In
addition, any earned and unpaid interest will be payable on the due date of the Note.
  The unpaid balance of the Note shall be due and payable in full (check
one): [ ]on demand, and in any event on         , if demand has not been made by
that day; [ ] on            ; [X] on the date stated in the Note, not later
than DECEMBER 1, 1998.
  The Note will also specify events of default and the rights and remedies available to us upon the occurrence of an event of default. The Note must be properly executed by you and be in form and substance acceptable to us.
    4. SECURITY. The Note will be [ ] unsecured  [X] secured by:
        A. [X] UCC security agreement granting a security interest in the following property:
            (a) [X] Inventory;
            (b) [X] Equipment;
            (c) [X] Accounts;
            (d) [X] General intangibles;
            (e) [ ] Motor vehicles (other than equipment) described as follows: __________________________________________________
                    ___________________________________________________________
                    and all substitutions and replacements for, and all accessions, accessories, attachments, parts, equipment and repairs now or hereafter attached to such motor vehicles;

            (f) [ ] ___________________________________________________________
                                           specify

This property will be more fully described in the UCC security agreement. The security interest shall extend to property of the type described, whether now owned or hereafter acquired.
        B. [ ] A real estate mortgage granting a lien on the following real estate:

               and on all property now or hereafter attached or affixed to that real estate.

    5. DROP IN DISCOUNT RATE. If this letter provides that your obligations will bear interest at a fixed rate or at a variable rate subject to a fixed interest rate ceiling and if the Federal Reserve discount rate falls after the date of this letter, so that the rate or rate ceiling specified is no longer permissible, that rate or rate ceiling that applies to subsequent advances shall be reduced automatically and we will ask you to execute a new Note or Notes to evidence subsequent advances. If the original Note was a fixed rate Note, the new Note shall bear interest at the highest permissible rate. If the original Note bore interest at a variable rate subject to a fixed ceiling, interest on the new Note shall vary with the same index, subject to the highest permissible ceiling. In either event, paragraphs 2 and 3 of this letter shall be deemed to have been amended correspondingly. If the Federal Reserve discount rate falls more than once, additional new Notes shall be issued as necessary. In any event, once an advance has been made and is evidenced by a particular Note, that advance shall continue to bear the rate specified by that Note until it matures. This paragraph applies only if you are an individual or a partnership.
  Your signature below shall constitute an acknowledgement that you have read this commitment letter, and that you approve of all of the terms of this commitment letter and that you have received a copy hereof.

Accepted this 25th day of                    Very truly yours,
NOVEMBER 1996. The proceeds
of the loans made under this                  NORTHERN NATIONAL BANK
letter will be used for                       By: /s/ Barbara A. Smith
business purposes exclusively                    ------------------------------
NORTECH SYSTEMS INCORPORATED                  Title: SENIOR VICE PRESIDENT
         ILLEGIBLE                                   --------------------------
By:-------------------------
  Title: VICE PRESIDENT
         -------------------

[Logo]  Northern
        National Bank
        201 3rd Street
        Bemidji, MN 56601-0790
        Telephone 218-751-1530
        "LENDER"

                         COMMERCIAL SECURITY
                               AGREEMENT


               BORROWER                        OWNER OF COLLATERAL
    NORTECH SYSTEMS INCORPORATED          NORTECH SYSTEMS INCORPORATED



               ADDRESS                               ADDRESS
    4050 NORRIS COURT                     4050 NORRIS COURT
    BEMIDJI, MN   56601                   BEMIDJI, MN   56601
    TELEPHONE NO.  IDENTIFICATION NO.     TELEPHONE NO.   IDENTIFICATION NO.
    218-751-0110                          218-751-0110

    1. SECURITY INTEREST. For good and valuable consideration, Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

    2. OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, (Including costs of collection, legal expenses and attorneys' fees, incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral herein), liabilities, obligations and covenants (cumulatively "Obligations") to Lender including (without limitation) those arising under or pursuant to:

      a. this Agreement and the following promissory notes and agreements:

INTEREST  PRINCIPAL AMOUNT/  FUNDING/     MATURITY CUSTOMER   LOAN
  RATE      CREDIT LIMIT   AGREEMENT DATE   DATE    NUMBER   NUMBER
-------------------------------------------------------------------
VARIABLE     $400,000.00     11/25/96     12/01/98           533932

      b. all other present or future, Obligations of Borrower or Owner to Lender (WHETHER INCURRED FOR THE SAME OR DIFFERENT PURPOSES THAN THE FOREGOING);
      c. all renewals, extensions, amendments, modifications, replacements or substitutions to any of the foregoing; and
      d. applicable law.

    3. COLLATERAL. The Collateral shall consist of all of the following-described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wherever located:
     [X] All accounts, contract rights and rights to payment in money or in kind for goods sold or leased or for services rendered, and all guarantees and security therefor; all returned or repossessed goods arising from or relating to any account, contract right, or right to payment; and any rights of Owner as an unpaid seller of goods or services; including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

     [ ] All chattel paper, together with all guarantees and security therefor; including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

     [ ] All documents of title including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

     [X] All equipment, machinery, and vehicles including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

     [ ] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

     [X] All general intangibles of any kind or nature including, but not limited to, goodwill, literary rights, copyrights, trademarks and patents; all securities, stocks, bonds, partnership interests, and similar devices; any right to performance or payment, including, without limitation, rights to receive dividends, tax refunds, insurance claims and insurance proceeds, pension payments, and other disbursements; things in action; and rights in intangible property of any kind, specifically including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

     [ ] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

     [X] All inventory (goods, merchandise, and other personal property) which are held for sale or lease, or are furnished or to be furnished under any contract of service or are raw materials, work-in-process, supplies, or materials used or consumed in Owner's business, and any right of Owner as an unpaid seller of goods or services, including, but not limited to, the inventory described on Schedule A attached hereto and incorporated herein by this reference;

     [ ] All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

     [ ] All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

     [ ] Other;

All monies, instruments, and savings, checking or other deposit accounts that are now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned); All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;
All proceeds and products of any of the above;
All policies of Insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and All books and records pertaining to any of the above.

    4. OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is:
   41-1681094         .
----------------------

   5. RESIDENCY/LEGAL STATUS. / / Owner is an individual(s) and a resident of the state of:_____________________. /x/ Owner is a Corporation duly
                                                   ____________
organized, validly existing and in good standing under the laws of the state of MINNESOTA.
                                                             ---------

   6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Owner represents, warrants and covenants to Lender that:

      (a) Owner is and shall remain the sole owner of the Collateral;

      (b) Neither Owner nor, to the best of Owner's knowledge, has any other party used, generated, released, discharged, stored, or disposed of any hazardous material, toxic substance, or related material on any of the Collateral. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;

      (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;

      (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty (30) or more days' prior written notice of such change;

      (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change;

      (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;

      (g) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;

      (h) All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement;

      (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral unless otherwise agreed by Lender. Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;

      (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits and licenses; trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner and not subject to any claim, defense, set-off or counterclaim of any kind;

      (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior consent of Lender, which shall not be unreasonably withheld;

      (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;

      (m) No action or proceeding is pending against Owner which might result in any material adverse change in its business operations or financial condition or materially affect the Collateral;

      (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;

      (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution;

      (p) Owner will, upon receipt, deliver to Lender as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations; and
      (q) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

    7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

    8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing any financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement. Owner appoints Lender as its agent and attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Collateral. This power of attorney is coupled with an interest and is irrevocable.

     9. INQUIRES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

    10. COLLECTION OF INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owing to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

    11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

    12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

                                                    Page 2 of 5 ______________

    13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

    14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists of a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $______n/a_____. Insurance coverage obtained by Owner shall be from a licensed insurer subject to Lender's approval. Owner shall assign to Lender all rights to receive proceeds of insurance not exceeding the amount owed under the obligations described above, and direct the Insurer to pay all proceeds directly to Lender. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name on any draft or negotiable instrument drawn by any insurer.


    15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs to the extent permitted by applicable law, incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

    16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

    17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects.

    18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or any guarantor:

     (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;

     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future written agreement regarding this or any other indebtedness to Lender;

     (c) provides or causes any false or misleading signature or representation to be provided to Lender;

     (d) allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;

     (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;

     (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;

     (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;

     (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or

     (i) causes Lender in good faith to deem itself insecure for any reason.

    19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare the Obligations immediately due and payable in full;

     (b) to collect the outstanding Obligations with or without resorting to judicial process;

     (c) to retain any instruments or other remittances constituting the Collateral;

     (d) to take possession of any Collateral in any manner permitted by law;

     (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;

     (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;

     (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process;

     (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

     (i) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, Lender will provide reasonable notification of the time and place of any sale or intended disposition as required under the Uniform Commercial Code. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

    20. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations.

    21. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

    22. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

    23. MODIFICATION AND WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

    24. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

    25. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

    26. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.

                                                    Page 3 of 5 ______________

   27. APPLICABLE LAW. This Agreement shall be governed by the laws of the state indicated in Lender's address. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding pertaining to the negotiation, execution, performance or enforcement of any term or condition contained in this Agreement or any related document and agrees not to commence or seek to remove such legal proceeding in or to a different court.

   28. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement, Owner agrees to pay Lender's attorney's fees and collection costs.

   29. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner as requested by Lender from time to time. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

   30. WAIVER OF JURY TRIAL LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT
TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO
BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF
EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

   31. ADDITIONAL TERMS:




Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

Dated: NOVEMBER 25, 1996

OWNER:   NORTECH SYSTEMS INCORPORATED      OWNER:

-------------------------------------      ------------------------------------
GARRY M. ANDERLY
VICE PRESIDENT

OWNER:                                     OWNER:

-------------------------------------      ------------------------------------

OWNER:                                     OWNER:

-------------------------------------      ------------------------------------

OWNER:                                     OWNER:

-------------------------------------      ------------------------------------

                          SCHEDULE A












                          SCHEDULE B








The name of the record owner is: ____________________________________________

                         SCHEDULE C







                         SCHEDULE D

                            DISCRETIONARY COMMITMENT LETTER
                                (COMMERCIAL CREDIT)

NORTECH SYSTEMS INCORPORATED                                        MAY 10, 1996
4050 NORRIS COURT
BEMIDJI, MN 56601

Dear GARRY ANDERLY
NORTHERN NATIONAL BANK is pleased to grant you a discretionary line of credit on the following terms and conditions:

    1. AMOUNT OF CREDIT. We may make loans to you from time to time during the period from the date of this letter to and including FEBRUARY 10, 1997, in an aggregate amount not to exceed at any time outstanding $500,000.00. Each loan will be in the sole discretion of our officers, and nothing herein should be interpreted as being a promise to make any one or more loans. If this /X/ is checked, we anticipate that you will be allowed to prepay and reborrow so long as no borrowing causes that dollar limit to be exceeded.

    2. THE NOTE. Your obligation to repay all loans made by us under this letter will be evidenced as follows (check one):

  /X/ By your single promissory note in the above amount, dated the same date as this letter (the "Note"). / / By a separate note for each loan, in each case in the amount and dated as of the date of the loan (all references in this letter to the "Note" are to be understood as applying to any notes issued pursuant hereto).

    3. INTEREST; MATURITY DATE. The Note shall bear interest (computed on the basis of actual days elapsed and a 360 day year) on the principal balance outstanding from time to time, from the date of the initial advance until the
  Note is paid in full at the following rate:

  / / an annual rate of __________%;

  /X/ an annual rate equal to 0.00% over the Base Rate (the term "Base Rate" means the rate of interest established from time to time by THE NORTHERN NATIONAL BANK as its "base" or "prime" rate);

  / / an annual rate equal to _______% in excess of the Discount Rate (the term
      "Discount Rate" means the discount rate on 90-day commercial paper in effect from time to time at the Federal Reserve Bank of Minneapolis) (including, if permitted by P.L. 96-221, Section 511, any surcharge thereon);

  / / other: ___________________________________________________________________
      __________________________________________________________________________

If the Note evidences a variable rate loan, the following provisions shall also apply:

  a. If the $100,000 exemption to the usury law does not apply and the borrower is not a corporation, the annual rate of interest on the the Note shall never exceed / / ________% / / a rate that is ___________% in excess of the Discount Rate.

  b. The Note shall bear the same rate of interest after it becomes due as was in effect on its due date unless the $100,000 exemption from the usury law applies.

  c. The rate of interest shall initially be determined as of the date hereof and shall thereafter be adjusted: /X/ daily on the same day the Index Rate changes; / / daily on the day following the day the Index Rate changes; / / monthly, the rate for any given month depending on the
      Index Rate for the last day of the immediately preceding month;
      / / monthly, on the ________ day of each calendar month with the rate being determined based on the Index Rate in effect on the day of change; or, / / as follows: _____________________________________________
      _________________________________________________________________________
      The term "Index Rate" means the Base Rate, the Discount Rate or the rate described in the "other" paragraph, as applicable.

  The amount of interest earned each month will be payable / / at maturity, /X/ on or before the 10TH day of the next month, and on demand. In addition, any earned and unpaid interest will be payable on the due date of the Note.

  The unpaid balance of the Note shall be due and payable in full (check one): / / on demand, and in any event on _________, if demand has not been made by that day; / / on ____________; /X/ on the date stated in the Note, not later than FEBRUARY 10, 1997.

  The Note will also specify events of default and the rights and remedies available to us upon the occurrence of an event of default. The Note must be properly executed by you and be in form and substance acceptable to us.

    4. SECURITY. The Note will be / / unsecured /X/ secured by:

       A. /X/ UCC security agreement granting a security interest in the following property:
          (a) /X/ Inventory;
          (b) /X/ Equipment;
          (c) /X/ Accounts;
          (d) /X/ General intangibles;
          (e) / / Motor vehicles (other than equipment) described as follows:
                  ___________________________________________________________
                  ____________________________________________________________
                  and all substitutions and replacements for, and all accessions, accessories, attachments, parts, equipment and repairs now or hereafter attached to such motor vehicles;
          (f) / / ____________________________________________________________
                                         (specify)

This property will be more fully described in the UCC security agreement. The security interest shall extend to property of the type described, whether now owned or hereafter acquired.

       B. / / A real estate mortgage granting a lien on the following real estate:______________________________________________________
              _____________________________________________________________
              and on all property now or hereafter attached or affixed to that real estate.

    5. DROP IN DISCOUNT RATE. If this letter provides that your obligations will bear interest at a fixed rate or at a variable rate subject to a fixed interest rate ceiling and if the Federal Reserve discount rate falls after the date of this letter, so that the rate or rate ceiling specified is no longer permissible, that rate or rate ceiling that applies to subsequent advances shall be reduced automatically and we will ask you to execute a new Note or Notes to evidence subsequent advances. If the original Note was a fixed rate Note, the new Note shall bear interest at the highest permissible rate. If the original Note bore interest at a variable rate subject to a fixed ceiling, interest on the new Note shall vary with the same index, subject to the highest permissible ceiling. In either event, paragraphs 2 and 3 of this letter shall be deemed to have been amended correspondingly.
  If the Federal Reserve discount rate falls more than once, additional new Notes shall be issued as necessary. In any event, once an advance has been made and is evidenced by a particular Note, that advance shall continue to bear the rate specified by that Note until it matures. This paragraph applies only if you are an individual or a partnership.

  Your signature below shall constitute an acknowledgment that you have read this commitment letter, and that you approve of all of the terms of this commitment letter and that you have received a copy hereof.

Accepted this 10TH day of
MAY, 1996. The proceeds                   Very truly yours,
of the loans made under
this letter will be used for              NORTHERN NATIONAL BANK
business purposes exclusively.        By:  /s/ Barbara A. Smith
NORTECH SYSTEMS INCORPORATED               -------------------------------------
------------------------------        Title: SENIOR VICE PRESIDENT
By: /s/ Garry M. Anderly                    ------------------------------------
------------------------------
   Title: VICE PRESIDENT

                           COMMERCIAL CONTINUING
                                  GUARANTY
                                  (LIMITED)

-------------------------------------------------------------------------------
            GUARANTOR                           BORROWER
-------------------------------------------------------------------------------
MYRON KUNIN                                NORTECH SYSTEMS INCORPORATED



-------------------------------------------------------------------------------
             ADDRESS                              ADDRESS
-------------------------------------------------------------------------------
7201 METRO BOULEVARD                         4050 NORRIS COURT
MINNEAPOLIS, MN 55439                        BEMIDJI, MN 56601

-------------------------------------------------------------------------------
TELEPHONE NO.    IDENTIFICATION NO.         TELEPHONE NO.   IDENTIFICATION NO.
-------------------------------------------------------------------------------
                                 218-751-0110
-------------------------------------------------------------------------------

  1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

  2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and convenants (cumulatively "Obligations") to Lender as follows:

/ / LIMITED: Guarantor's Obligations under this Guaranty shall include all present or future written agreements between Borrower and Lender (whether executed for the same or different purposes), but shall be limited to the principal amount of _________________________________________________
___________________________ Dollars, together with all interest and all of Lender's expenses and costs, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

/X/ LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the following described promissory notes and agreements between Borrower and Lender, together with all interest and all of Lender's expenses and costs, incurred in connection with the Obligations, including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

-----------------------------------------------------------------------------
INTEREST   PRINCIPAL AMOUNT/     FUNDING/     MATURITY    CUSTOMER    LOAN
  RATE      CREDIT LIMIT      AGREEMENT DATE    DATE       NUMBER    NUMBER
-----------------------------------------------------------------------------
VARIABLE    $500,000.00         05/10/96      02/10/97               533717


-----------------------------------------------------------------------------

/ / If checked, this Guaranty is secured by a security interest in the property described in the documents executed in connection with this Guaranty.

  3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party of any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

  4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

  5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of the obtaining or release of any guaranty, assignment or other security for any of the Obligations; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Obligations and this Guaranty and all other notices and demands pertaining to the Obligations and this Guaranty as permitted by law.

  6. WAIVER OF JURY TRIAL. LENDER AND GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS GUARANTY AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

  7. DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor:

      (a) fails to pay any amount under this Guaranty or any other indebtedness to Lender when due (whether such amount is due by acceleration or otherwise);
      (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Guaranty or any other present or future written agreement:
      (c) provides or causes any false or misleading signature or representation to be provided to Lender;
      (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect;
      (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property or the Collateral;
      (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
      (g) causes Lender to deem itself insecure in good faith for any reason.

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GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE
TERMS AND CONDITIONS IF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR HAS EXECUTED THIS AGREEMENT WITH THE INTENT TO BE LEGALLY BOUND. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.


GUARANTOR:  MYRON KUNIN                 GUARANTOR:

  /s/ Myron Kunin
--------------------------------        -----------------------------------
MYRON KUNIN


GUARANTOR:                              GUARANTOR:


--------------------------------        -----------------------------------

  8. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

      (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
      (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
      (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
      (d) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender rights are cumulative and may be exercised together, separately, and in any order.

  9. WAIVER OF DEFENSES. The Guarantor waives all defenses, claims, and discharges of Borrower or any other third party pertaining to the Obligations, except the defense of payment in full. The Guarantor will not assert against the Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, illegality or unenforceability which may be available to Borrower or any third party, whether or not on account of a related transaction. The Guarantor agrees that the Guarantor shall be liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Obligations, whether or not the liability of Borrower or any other third party for the deficiency is discharged by statute or judicial decision.

  10. SUBORDINATION. The payment of any present or future indebtedness of Borrower to Guarantor will be postponed and subordinated to the payment in full of any present or future indebtedness of Borrower to Lender during the term of this Agreement. In the event that Guarantor receives any monies, instruments, or other remittances to be applied against Borrower's obligations to Guarantor. Guarantor will hold these funds in trust for Lender and immediately endorse or assign (if necessary) and deliver these monies, instruments and other remittances to Lender. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of Borrower's creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

  11. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's Independent Investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

  12. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or the risk that Borrower shall incur additional Obligations to Lender in the future.

  13. SUBROGATION. The Guarantor hereby irrevocably waives and releases the Borrower from all "claims" (as defined in Section 101(5) of the Bankruptcy
Code) to which the Guarantor is or would, at any time, be entitled by virtue of its obligations under this Guaranty, including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise), reimbursement, contribution, exoneration or similar right against the Borrower.

  14. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower's present and future obligations to Lender in any order.

  15. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof. Notwithstanding the foregoing, Guarantor shall be entitled to terminate any guaranty as to Borrower's future Obligations to Lender following any anniversary of this Guaranty by providing Lender with ten (10) or more days' written notice of such termination by hand-delivery or certified mail. Notice shall be deemed given when received by Lender. Such notice of termination shall not affect or impair any of the agreements and obligations of the Guarantor under this Agreement with respect to any of the obligations existing prior to the time of actual receipt of such notice by Lender, any extensions or renewals thereof, and any interest on any of the foregoing.

  16. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lenders' prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender has not assigned.

  17. MODIFICATION AND WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

  18. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

  19. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

  20. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

  21. APPLICABLE LAW. This Guaranty shall be governed by the laws of the state indicated in Lender's address. Guarantor consents to the and venue of any court located in such state in the event of any legal proceeding under this Guaranty.

  22. COLLECTION COSTS. If Lender hires and attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's attorneys' fees, legal expenses and other costs as permitted by law.

  23. REPRESENTATIONS OF GUARANTOR. Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor's assets exceeds Guarantor's total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and the Guarantor does not have unreasonably small capital.

  24. MISCELLANEOUS. This Guaranty is executed in connection with a commercial loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing this Guaranty. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

  25.  ADDITIONAL TERMS.